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                                                                   Exhibit 10.12


The omitted portions indicated by brackets have been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406, promulgated under the Securities Act of 1933, as amended.

                               SERVICES AGREEMENT


        This SERVICES AGREEMENT (the "Agreement"), dated October 27, 1998, by and among Davies-Imperial Coatings, Inc. ("Davies"), an Indiana corporation having a place of business at 1275 State Street, Hammond, Indiana, Cabot Corporation ("Cabot"), a Delaware corporation having a place of business at 75 State Street, Boston, Massachusetts, and, for purposes of Sections 10.1, 11, 13.4, 15, 18, 19, 20.6 and 20.9, Donn Davies, an individual, and JoAnn Davies, an individual.

        WHEREAS, Cabot desires to have Davies provide to Cabot metal oxide dispersion services; and

        WHEREAS, Davies desires to provide metal oxide dispersion services to Cabot;

        NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

SECTION 1.  TERM

        This Agreement shall commence on October 27 , 1998, and shall continue until October 27, 2004 (the "Initial Term"). This Agreement shall thereupon be automatically renewed for additional one (1) year periods (each a "Renewal Term", and together with the Initial Term, the "Term"; each year of the Term referred to herein as a "Term Year"), unless either party gives written notice of its intention to terminate the Agreement at least 90 days prior to the expiration of the Initial Term or any Renewal Term.

SECTION 2.  SERVICES

        2.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, during the Term, Davies shall provide to Cabot, and Cabot shall purchase from Davies, the Services (as defined below) in such quantities as specified by Cabot, subject to Section 2.4, below. "Services" means (a) the manufacturing of the metal oxide dispersions set forth on Schedule A hereto (the "Products") in accordance with the specifications, formulae and processes provided by Cabot to Davies and initially as set forth in the materials specified on Schedule A hereto, (b) the packaging of the Products in accordance with specifications provided by Cabot from time to time, and (c) such ancillary services as specified herein. Cabot may amend Schedule A from time to time on 30 days written notice to Davies provided such amendments either do not result in a material increase in cost to Davies or are agreed to in advance by Davies; Davies may only amend such schedule with Cabot's prior written consent.

        2.2     Materials, Labor, etc.

        (a) Subject to the following sentence, Cabot shall supply to Davies all raw materials, packaging materials and filter media, with the exception of wooden pallets and nominal filter bags, necessary for Davies to perform the Services. In the event Cabot requests that Davies purchase specified materials, Davies shall acquire the specified materials and shall bill Cabot therefor at Davies' cost, including any handling charges incurred by Davies in connection therewith. Title to all such materials shall remain with Cabot at all times.



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        (b) Davies shall supply all materials and services, other than as set forth in Section 2.2(a), above, necessary to provide the Services, including, but not limited to, labor, administration, raw materials management, inventory management, on-site warehousing, security, facility space, utilities, maintenance, quality control, quality assurance, preparation of certificates of analysis, order fulfillment, sample fulfillment, wooden pallets, coordination of shipping and implementation of ISO conformance, as such may be set forth in greater detail elsewhere in this Agreement. Subject to the following sentence, Davies shall adequately insure all equipment at its Hammond, Indiana facility, including the Cabot Assets, as defined below and as set forth on Schedule C hereto. With respect to Products, as defined herein, Cabot shall adequately insure all raw materials, finished goods and works-in-process.

        2.3 Payment. Davies shall make good faith efforts to invoice Cabot for its Services and for other charges on or before the second business day of each month during the Term, but in no event later than the tenth day of such month, and shall send such invoices to Cabot by express mail or similar means of delivery. Cabot shall make a good faith effort to pay such invoices as soon as possible following its first check run after it receives the relevant invoice, but in any event, payment shall be made within ten (10) days after the date of invoice.


        2.4     Quantity. During each Term Year, Cabot will purchase Services
from Davies for not less than the lesser of (i) [     ] gallons of Product or
(ii) [     ] percent ([     ]%) of the total amount of orders received by Cabot
for Products for shipment to customer locations in North America. Cabot's purchase of Services from Davies shall reflect its good faith expectations of customer demand and Cabot shall use its reasonable efforts to distribute substantially evenly the quantities of its purchases of Services to avoid creating production capacity problems for Davies.



        2.5 Failure to Provide Services. In addition to any other rights and remedies of Cabot under this Agreement, in the event that Davies fails to supply Cabot with its requirements for Services for any reason, Cabot shall have the right to provide such Services for itself or purchase Services from sources other than Davies. In such event, the amount of Products so provided or purchased shall count toward the volume requirements of Section 2.4 hereof (each a "Setoff"), provided, however, than in order for Cabot to be entitled to a Setoff, Cabot must have provided Davies at least one week lead time on the relevant order and the relevant order must not be for a quantity in excess of
[     ] per week.


SECTION 3.  SHIPPING; DELIVERY

        All Products shall be prepared for delivery to Cabot or a customer of Cabot, as the case may be, in accordance with Cabot's instructions.

SECTION 4.  PRICING

        4.1 Prices. Davies shall perform the Services and provide such miscellaneous services in connection therewith in accordance with the prices set forth on Schedule B hereto (the "Prices").


        4.2 Renegotiation. Cabot and Davies acknowledge that it is their intention simultaneously to increase the quality of the Products and to decrease the costs associated with manufacturing the Products, and to share any cost savings between them. Recognizing that intention, on each two-year anniversary of the execution of this Agreement, Cabot and Davies shall in good faith negotiate any necessary changes (increases or decreases) to the Prices. Necessary changes are changes that reflect changes in Davies' manufacturing costs. In determining the changes to be made, the parties shall give consideration to price pressures in the marketplaces of which the relevant Products are a part. In no event shall the Price for Services relating to any
one Product be increased more than [     ]% per year.




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SECTION 5.  CAPITAL EXPENDITURES

        5.1 CapEx Investment. Cabot agrees to invest not less than One Hundred Fifty Thousand Dollars ($150,000) (the $150,000 minimum referred to herein as the "CapEx Investment") in capital improvements, capacity expansions and/or capital expenditures to maintain capacity at Davies' facility relating to the Services during each Term Year. Prior to making any such capital expenditures, Cabot will consult with Davies to identify the priorities for such expenditures.

        5.2 CapEx Carryover. If Cabot does not spend the total amount of the CapEx Investment in a given Term Year, Davies may carry over the unspent portion of such CapEx Investment to the next Term Year, provided, however, that Cabot may, at its sole option, pay Davies within ninety (90) days of the end of such Term Year an amount in cash equal to such unspent portion, in which case there shall be no carryover for such Term Year. Notwithstanding the foregoing sentence, if in any given Term Year Cabot agrees to spend more than the CapEx Investment for that Term Year (including any carryover) on capital improvements and/or capital expansions at Davies' facility, the excess shall be credited toward the CapEx Investment in future Term Years, beginning with the immediately succeeding Term Year.

SECTION 6.  MAINTENANCE AND IMPROVEMENTS

        6.1     Maintenance.


        (a) Davies shall be responsible for the proper customary maintenance of all assets used, directly or indirectly, in its provision of Services, including the Cabot Assets (as defined below). Notwithstanding the foregoing, Cabot shall be responsible for costs under third-party maintenance contracts relating to the
[     ] system located at Davies' facility in Hammond, Indiana. The parties acknowledge that to the extent certain maintenance items are not individually specified on Schedule A hereto, the cost of such maintenance items are reflected in the Prices for the Services.


        (b) If Cabot makes a good faith determination that Davies is not complying with Section 6.1(a) hereof, Cabot shall have the right to enter upon Davies' premises in order to perform the maintenance required by Section 6.1(a). Any amounts expended by Cabot pursuant to this Section 6.1(b) shall be credited toward the CapEx Investment for such Term Year. The fact that Cabot makes use of this Section 6.1(b) shall have no effect on any of its rights and remedies with respect to Davies' failure to comply with Section 6.1(a).

        6.2 Improvements. After taking into account the improvements made pursuant to Section 5.1 hereof, Davies agrees to make all capital improvements to its Hammond, Indiana facility that are necessary or advisable in order to continue to provide the Services in a timely manner.

SECTION 7.  RIGHT TO BID

        Cabot shall provide Davies the opportunity to bid to provide the Services with respect to all Cab-O-Sperse(R) and Semi-Sperse(R) metal oxide dispersions to be manufactured in North America, other than those to be manufactured solely by Cabot or any Cabot affiliate. As used in this Agreement, "affiliate" means, with respect to any person or entity, any person or entity, directly or indirectly controlling, controlled by, or under common control with any such person or entity.




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SECTION 8.  PROPRIETARY INFORMATION; CONFIDENTIALITY

        8.1     Proprietary Information.

        (a) Subject to Section 8.1(b) hereof, the term "Proprietary Information" shall mean, whether disclosed prior to, on or after the date hereof and whether or not marked or identified as confidential, formulae, specifications, demographic and trade information, costs, intellectual property and applications for the same (including, but not limited to, patents, copyrights, trademarks, trade names, service marks, service names, technology, know-how, processes, trade secrets, inventions, data and software), names of investors and customers, and other strategic business, marketing, sales and financial information relating to the relevant party's business (including, but not limited to business plans, marketing strategy, and production information).

        (b) The term "Proprietary Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to or known by the public (other than as a result of the acts by the recipient or its representatives in breach of this Agreement), (ii) was or becomes available to the recipient on a non-confidential basis from a source other than the provider or its advisors, provided that such source is not and was not bound by a confidentiality agreement with the provider, or (iii) has been independently acquired or developed by the recipient without violating any of its obligations under this Agreement.

        8.2 Ownership. All information and materials, including Proprietary Information of Cabot, its subsidiaries and its affiliates and all physical manifestations thereof, that are received by Davies from Cabot prior to, on or after the date hereof in connection with the Services or that are or were created or produced by Davies and are based upon, or are otherwise prepared with use of or reference to, Proprietary Information of Cabot, shall be and remain the sole and exclusive property of Cabot. Upon written request by Cabot, Davies shall return to Cabot all tangible forms of the Proprietary Information of Cabot, including any and all copies, and all unused samples of materials Cabot may have provided.

        8.3     Confidentiality.


        (a) Davies acknowledges, understands and agrees that all Proprietary Information of Cabot and its subsidiaries and affiliates is confidential and shall remain the exclusive property of Cabot, its subsidiaries or its affiliates, as the case may be. Cabot acknowledges, understands and agrees that all Proprietary Information of Davies is confidential and shall remain the exclusive property of Davies. Each of Cabot and Davies agrees that for a period
of [     ] from and after the termination or expiration of the Term, it shall keep and hold as confidential, and shall require its directors, officers, employees, agents and representatives, to keep and hold as confidential, any and all Proprietary Information of the other unless disclosure is required by applicable law or by terms of a subpoena or other order issued by a court of competent jurisdiction. Each party shall promptly notify the other of any such subpoena or order, shall contest any such subpoena or order and shall (to the extent possible) permit the owner of such Proprietary Information to contest any such subpoena or order. Except as so required, neither party shall disclose any Proprietary Information of the other to third parties, or to its employees or representatives who do not have a need to know it in connection with the subject of the transactions contemplated by this Agreement, and neither party shall use (or permit to be used) any Proprietary Information of the other except for the purposes contemplated hereby. For purposes of this Section 8, the party providing any of its Proprietary Information is sometimes referred to as the "provider" and the party receiving any of the other's Proprietary Information is sometimes referred to as the "recipient."


        (b) Davies agrees to cause each of its employees as of the date of this Agreement, and any person who becomes an employee of Davies during the Term, to enter into a confidentiality agreement with Cabot that provides for essentially the same kind and degree of confidentiality as set forth in Section 8.3(a) hereof with respect to Davies.



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        8.4     Redelivery Upon Termination. The recipient shall deliver or cause to be delivered to the provider, or destroy, promptly after termination of this Agreement for any reason any documents containing Proprietary Information and any copies thereof which the recipient (or others to whom the recipient has disclosed the same hereunder whether authorized hereby or not) may have and shall permanently erase or cause to be erased all Proprietary Information from any computer memory or storage.

SECTION 9.  INTELLECTUAL PROPERTY

        9.1     Intellectual Property.

        (a) With regard to any inventions, improvements and technical information that are created or produced on or after the date of this Agreement by any of the parties hereto in connection with the Services, or that are based upon or suggested by any Proprietary Information of Cabot (the foregoing, collectively, referred to herein as the "Term IP"), Davies agrees that Cabot will be the sole and exclusive owner thereof, including all patents, copyrights, and other intellectual property rights therein. Davies hereby assigns and agrees to assign, without any additional compensation, all right, title and interest in and to such inventions, improvements and technical information, including all patents, copyrights and other intellectual property rights therein, to Cabot. Davies further agrees, at Cabot's request and expense, to provide assistance to Cabot in every reasonable way to perfect and vest title in and to such inventions, improvements and technical information, including all patents, copyrights and other intellectual property rights therein, in Cabot and to assist Cabot in every reasonable way in obtaining and enforcing patents, copyrights, and other intellectual property rights in and to such inventions, improvements and technical information throughout the world.

        (b) The parties acknowledge that over the course of their relationship and prior to the date of this Agreement, they, individually or jointly, have created or produced certain inventions, improvements and technical information relating to the processes and techniques for dispersing metal oxides (the "Existing IP"). Except as provided in Section 8.2 hereof, the portion of the Existing IP created or produced solely by Davies is referred to herein as the "Davies IP." The portion of the Existing IP created or produced solely by Cabot or jointly by Cabot and Davies, together with the Term IP, is referred to herein as the "Cabot IP."

        9.2     Licenses.

        (a) Davies hereby grants to Cabot a fully paid-up, nonexclusive, irrevocable, world-wide, perpetual license to use the Davies IP, including the right for Cabot to sub-license the Davies IP to any of its subsidiaries, affiliates or any third parties (collectively the "Sub-licensees"). Notwithstanding Section 8.3 hereof, the license provided for by this Section 9.2(a) shall include Cabot's and the Sub-licensees' right to use the Proprietary Information of Davies.

        (b) Subject to Section 9.3 hereof, Cabot hereby grants to Davies a fully paid-up, nonexclusive, irrevocable, world-wide, perpetual license to use the Cabot IP, provided, however, that Davies may neither transfer any or all of the Cabot IP to any third party, nor grant a sub-license with respect to any or all of the Cabot IP.

        (c) The licenses granted pursuant to this Section 9.2 shall survive the termination of this Agreement.

        9.3 Use of IP to Benefit Competitors. Davies agrees that from and after the date hereof, and notwithstanding any termination of this Agreement, it will not use either the Davies IP or the Cabot IP for the benefit of any entity which, directly or indirectly, competes with any business carried on by Cabot or any of Cabot's affiliates.




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SECTION 10. RIGHT OF FIRST REFUSAL TO PURCHASE DAVIES' BUSINESS

        10.1    Offer.

        (a) If, at any time, Davies, Donn Davies or JoAnn Davies desires to sell part or all of the equity of Davies (in an aggregate amount greater than 10% of the total equity) or the assets owned by Davies and used or useful in connection with its metal oxide dispersion business (in a single transaction or series of transactions) (the portion of assets or equity, as the case may be, that Davies, Donn Davies or JoAnn Davies desires to sell referred to herein as the "Business"), whether by merger, stock sale, asset sale or otherwise or in a single transaction or a series of transactions, such party or parties shall submit a written offer (the "Offer") to sell the Business to Cabot as provided herein. The Offer shall disclose which assets or stock is proposed to be sold, the terms and conditions, including price and payment terms, of the proposed sale, and the prospective purchaser of the Business. The Offer shall further state that Cabot may acquire all but not less than all of the Business for the price and upon the other terms and conditions set forth therein.

        (b) If Cabot wishes to purchase the Business at the price and on the terms and conditions set forth in the Offer, it shall, within 30 days from the date of the Offer, notify Davies in writing (the "Acceptance").

        10.2 No Transfer Except as Provided. Davies shall not, at any time during the Term of this Agreement, in any manner convey or transfer the Business, or any part thereof, except in accordance with the terms and conditions contained in this Section 10.

        10.3 Right to Sell to Third Party. If Cabot does not provide Davies with an Acceptance within the 30-day period set forth in Section 10.1(b) hereof (or if Cabot by notice to Davies earlier waives its right to purchase), Davies shall be free, during the 120-day period following Davies' submission of the Offer pursuant to Section 10.1(a) hereof, to convey the Business to the third party identified in the Offer on terms and conditions (including price) no more favorable to the third party than those contained in the Offer. If Davies does not sell the Business within such 120-day period, the Business shall again become subject to this right of first refusal.

        10.4 Right to Remove Assets. If Davies enters into an agreement to sell the Business to such third party in accordance with the provisions of this
Section 10, it shall notify Cabot at least 30 days prior to the closing of such sale and Cabot shall be permitted at Cabot's expense to remove the Cabot Assets (as defined below) prior to any such sale.

        SECTION 11. NONCOMPETITION AND RELATED PAYMENTS

        (a) Each of Davies, Donn Davies and JoAnn Davies (collectively, the "Davies Group") hereby acknowledges the value each shall receive from the execution of this Agreement by the other parties hereto, including Cabot, and the benefits associated therewith. In consideration for such value each member of the Davies Group hereby agrees that during the Term and the Additional Non-Compete Period (as defined below), none of the members of the Davies Group shall provide or assist any other person or entity to provide metal oxide dispersion services to any Competitor. In the event of a breach of this Section 11(a) by any member of the Davies Group, none of the members of the Davies Group shall receive any part of the Noncompetition Payment. For purposes of this
Section 11, "Competitor" shall mean any person or entity (other than Cabot and Cabot's affiliates) that, directly or indirectly, competes with any business carried on by Cabot or any of Cabot's affiliates. As used herein, "Additional Non-Compete Period" shall mean (a) if Davies shall give notice of election not to renew the Agreement in accordance with Section 1 hereof (a "Non-Renewal Notice") or if Cabot shall terminate this Agreement pursuant to Section 13.1
hereof, a period of [     ] after the termination of the Agreement, or (b) if
Cabot shall give a Non-Renewal Notice or if both Davies and Cabot shall give a Non-Renewal Notice or if Davies shall terminate this Agreement pursuant to
Section 13.3 hereof, a period of [     ] after the termination of the Agreement.



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        (b) If Cabot shall give a Non-Renewal Notice, if Davies shall terminate this Agreement pursuant to Section 13.3 hereof or if Cabot shall terminate this Agreement pursuant to Section 13.1(a), 13.1(b) or 13.1(c), Cabot shall pay to the Davies Group in consideration for such noncompetition covenant the following total amount (the "Noncompetition Payment"), to be divided equally among those members of the Davies Group in existence or living at the commencement of the Additional Non-Compete Period:

                (i) [     ] if such notice by Cabot is at the end of the Initial
        Term;

                (ii) [     ] if such notice by Cabot is at the end of the first
        Renewal Term (if at all);

                (iii) [     ] if such notice by Cabot is at the end of the
        second Renewal Term (if at all); and

                (iv) [     ] if such notice by Cabot is at the end of any
        Renewal Term thereafter.


The Noncompetition Payment will be payable in two equal installments on the date of any such termination and on the first anniversary thereof.

SECTION 12. WARRANTIES

        12.1 Warranty as to Products. Davies represents and warrants to Cabot that, when shipped to Cabot or a customer of Cabot, as the case may be, by Davies, the Products will conform in all respects to the specifications then in effect and as then set forth in the materials specified on Schedule A hereto.

        12.2 Quality Control. Quality control with respect to the Products shall be performed in accordance with the terms contained in the materials specified on Schedule A hereto.

        12.3 Rejection. Subject to the following sentence, Cabot shall not be obligated to accept or pay for Services relating to any batch or lot containing Product not conforming to the specifications then in effect for such Product. If such non-conformity is the result of materials or formulae provided by Cabot, Cabot shall pay Davies for the Services relating to such batch or lot and such amount shall count toward the volume requirements contained in Section 2.4 hereof.

        12.4 Warranty as to Violations. Davies represents and warrants that there is no past or present violation of, and there is no pending or threatened action, suit or proceeding relating to, any alleged violation of any laws, ordinances, rules or regulations relating to the environment or otherwise governing, directly or indirectly, any hazardous substances, wastes or materials in connection with the business, properties or operations of Davies.

SECTION 13. TERMINATION

        Cabot and Davies each acknowledge that in the performance of this Agreement, including any exercise of termination rights under this Section, it will act in good faith.

        13.1 Davies Default. Cabot may terminate this Agreement in the event of any one or more of the following occurrences (each a "Davies Default"):

        (a) upon Davies' filing a petition for adjudication as a bankrupt, for reorganization or for an arrangement under any bankruptcy or insolvency law;



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        (b) if any involuntary petition under any bankruptcy or insolvency law is filed against Davies, is not dismissed within thirty (30) days thereafter and is then continuing;

        (c) if Davies shall make an assignment of all or substantially all of its assets for the benefit of creditors, or if Davies' interest under this Agreement shall be taken upon execution;

        (d) if Davies shall fail to perform any material covenant or material obligation hereunder, except as excused under Section 20.10 hereof, and such failure has not been cured within thirty (30) days following Cabot's written notice to Davies of such failure; or

        (e) in the event that Davies is no longer owned or controlled by either Donn Davies or JoAnn Davies.

        13.2 Continuation of Supply. Notwithstanding any termination of this Agreement, in the event of a Davies Default, Davies shall nevertheless continue to have the obligation to perform the Services for Cabot for a period of 120 days after termination of this Agreement by Cabot on the terms and conditions contained herein.

        13.3 Cabot Default. Davies may terminate this Agreement in the event of any one or more of the following occurrences (each a "Cabot Default"):

        (a) upon Cabot's filing a petition for adjudication as a bankrupt, for reorganization or for an arrangement under any bankruptcy or insolvency law;

        (b) if any involuntary petition under such law is filed against Cabot, is not dismissed within thirty (30) days thereafter and is then continuing;

        (c) if Cabot shall make an assignment of all or substantially all of its assets for the benefit of creditors, or if Cabot's interest under this Agreement shall be taken upon execution; or

        (d) if Cabot shall fail to perform any material covenant or material obligation hereunder and such failure has not been cured within thirty (30) days following Davies' written notice to Cabot of such failure.

        13.4    Effect of Termination.

        (a) Termination of this Agreement, whether by lapse of time, mutual consent, operation of law, exercise of right of termination or otherwise shall not affect the ownership interests in the respective proprietary and other rights of the parties.

        (b) Upon any termination of this Agreement, Davies shall continue to have the obligation to perform the Services to fill any outstanding orders received by Davies prior to the receipt of notice of termination.

        (c) The provisions contained in Sections 8, 9, 10.4, 11, 12, 13.2, 13.4, 14, 15, 18, 19 and 20.9hereof shall survive the termination of this Agreement.


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SECTION 14. CABOT ASSETS; PROTECTION OF RIGHTS

        14.1 Cabot Assets. The parties acknowledge and agree that Cabot owns all right, title and interest in (a) the equipment and assets listed on Schedule C hereto and which are located at Davies' facility in Hammond, Indiana, (b) those assets purchased with the CapEx Investment pursuant to Section 5 hereof,
(c) all raw materials and packaging materials provided to Davies pursuant to
Section 2.2(a) hereof, and (d) all Products (collectively, the "Cabot Assets"). All of the Cabot Assets shall be subject to removal in accordance with the terms of this Agreement; provided, however, that all pipes, cables and wiring installed in the walls, ceilings, roof, floors or subfloors of Davies' facility and used in connection with the Cabot Assets shall remain property of Davies whether supplied or installed by Cabot or Davies.

        14.2 Protection of Rights. Davies shall do all such things and execute all such documents (including without limitation, financing statements) as Cabot deems necessary or desirable to enable Cabot to protect its title to and preserve its rights in the Cabot Assets.

SECTION 15. REMEDIES

        The relationship between Davies, Donn Davies or JoAnn Davies on the one hand, and Cabot on the other hand, and which is reflected in this Agreement is unique and has a value which may not be readily measured in monetary terms. Each of Cabot, Davies, Donn Davies and JoAnn Davies agrees that in the event of a violation by it of any of its undertakings hereunder, the non-breaching party shall be entitled (a) to specific performance and injunctive and other equitable relief; (b) to recover from the breaching party monetary damages caused by any such violation; and (c) to any other rights and remedies that may be available at law or in equity, which rights and remedies may be exercised, at the option of the non-breaching party, concurrently with any other right or remedy provided in this Agreement. The remedies provided herein shall not be exclusive and shall be in addition to any other rights or remedies now or hereafter existing at law or in equity, by statute or otherwise.

SECTION 16. RELATIONSHIP OF PARTIES

        Davies and Cabot are each independent contractors. Nothing herein contained shall be construed to place Davies and Cabot in the relationship of principal and agent, master and servant, partners, joint venturers, and, except as otherwise set forth in this Agreement, neither party shall have, expressly or by implication, the power to represent themselves as having any authority to make contracts in the name of or binding upon the other, or to obligate or bind the other in any manner whatsoever.

SECTION 17. COMPLIANCE WITH LAWS

        Davies warrants and agrees that during the Term it shall observe and comply in all material respects with all applicable federal, state, local and foreign laws, ordinances, statutes, standards, rules, regulations and orders, including but not limited to those relating to safety and health and the environment. Davies shall be responsible for obtaining all permits and licenses from governmental authorities and from private parties that are required in connection therewith. Davies shall be responsible for the handling, disposal and release of packaging material waste generated by Davies during the term of this Agreement. Cabot shall be responsible for the disposal of all off-quality Product, except for that which is off-quality through no fault of Cabot. Cabot and Davies shall make good faith efforts to jointly pursue a waste minimization program in connection with the manufacturing of Products pursuant to this Agreement.



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SECTION 18. CONSENTS; NOTICES

        Unless otherwise set forth herein, whenever any consent or approval is required of either party, it must be given to the other party in writing and delivered in accordance with the provisions of this Section 18. Any notice of a party shall be in writing and shall be given by (a) telecopier with original posted first class mail, postage prepaid, within two (2) business days thereafter; (b) certified or registered mail with an acknowledgment of receipt, postage prepaid, return receipt requested; or (c) a reputable private courier, such as Federal Express, which provides evidence of receipt as a part of its delivery service, and addressed as follows:

            If to Cabot:               Cabot Corporation
                                       500 Commons Drive
                                       Aurora, IL  60504
                                       Attn: Operations Director
                                       Telecopier:  (630) 585-9981

            If to Davies:              Davies-Imperial Coatings, Inc.
                                       1275 State Street
                                       P.O. Box 790
                                       Hammond, IN 46325
                                       Attn: Donn T. Davies
                                       Telecopier:
                                                   ---------------

            If to Donn T. Davies:      Donn T. Davies
                                       c/o Davies-Imperial Coatings, Inc.
                                       1275 State Street
                                       P.O. Box 790
                                       Hammond, IN 46325
                                       Telecopier:
                                                   ---------------

            If to JoAnn Davies:        JoAnn Davies
                                       c/o Davies-Imperial Coatings, Inc.
                                       1275 State Street
                                       P.O. Box 790
                                       Hammond, IN 46325
                                       Telecopier:
                                                   ---------------

or to such other address as may be designated in writing by any of the parties from time to time in accordance herewith, and shall be deemed delivered two (2) business days following delivery by hand, by private courier or when so telecopied and five (5) business days following proper dispatch by certified or registered mail. A business day is any Monday through Friday on which first class mail is delivered.

SECTION 19. ATTORNEYS' FEES

        If any action or proceeding is brought to enforce or interpret any provision of this Agreement then, in addition to any other relief to which the prevailing party may be entitled, the prevailing party shall be entitled to recover its reasonable costs and attorneys' fees.

SECTION 20. GENERAL

        20.1 Severability. If any provision of this Agreement shall be found to be invalid or unenforceable, then such provision or provisions shall not invalidate or in any way affect the enforceability of the remainder of this Agreement and such provision or provisions shall be curtailed and limited to the extent necessary to bring the Agreement within any legal requirement and the parties shall negotiate in good faith with respect to an equitable modification of the provision or application thereof held to be invalid.

        20.2 Modification; Waivers. Except as expressly provided herein, this Agreement may be modified or amended only with the written consent of each party hereto. Neither party hereto shall be released from its obligations hereunder without the written consent of the other party. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the party against which such waiver is to be asserted. Except as otherwise specifically provided herein, no delay on the part of either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of either party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

        20.3 Succession. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and other legal representatives and, to the extent that any assignment hereof is permitted hereunder, their assignees.

        20.4 Counterparts. This Agreement may be executed in counterparts. Each counterpart, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument.

        20.5 Further Assurances. Each party agrees to provide any additional documents and take any such further action as may be reasonably requested by the other party in order to carry out the purpose and intent of this Agreement.

        20.6 Entire Agreement. This Agreement contains the full and complete undertaking and agreement among the parties hereto with respect to the within subject matter, and supersedes all other agreements between Cabot on the one hand, and Davies, Donn Davies, or JoAnn Davies on the other, whether written or oral except any confidentiality agreements between the parties, which shall, to the extent such agreements do not contradict the terms of this Agreement, continue in effect.

        20.7 Headings. The headings of the sections and other subdivisions of this Agreement are for convenient reference only. They shall not be used in any way to govern, limit, modify, construe this Agreement or any part or provision thereof nor otherwise be given any legal effect.

        20.8 Assignees and Third Parties. This Agreement may not be assigned by either party without the prior written consent of the other party and any attempted assignment without such consent shall be null and void; provided, however, that Cabot may assign this Agreement to a subsidiary or affiliated company.

        20.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts or choice of laws of Massachusetts or of any other jurisdiction.

        20.10 Force Majeure. Each of the parties hereto shall be excused from delays in performing or from failure to perform hereunder to the extent that such delays or failures result from causes beyond the reasonable control of such party; provided that, in order to be excused from delay or failure to perform, such party must act diligently to remedy the cause of such delay or failure.



                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have set their hands to this Agreement as a sealed instrument and have delivered this Agreement as of the day and year first above written.


                       DAVIES-IMPERIAL COATINGS, INC.


                       By:  /s/  Donn Davies
                            -------------------------------------------
                       Its:  President


                       CABOT CORPORATION


                       By:  /s/  Matthew Neville
                            -------------------------------------------
                       Its:  Vice President and General Manager

                       Solely for purposes of Sections 10.1, 11, 13.4, 15, 18, 19, 20.6 and 20.9:



                       /s/  Donn Davies
                       -------------------------------------------
                       Donn Davies

                       Solely for purposes of Sections 10.1, 11, 13.4, 15, 18, 19, 20.6 and 20.9:



                       /s/  JoAnn Davies
                       -------------------------------------------
                       JoAnn Davies

                                   SCHEDULE A

            Products, Materials Specifying Specifications, Formulae,
                     Processes, Quality Control, Maintenance


----------------------------------------------------------------------------------------------------------------------------------
                              FORMULA                CONTROL PLAN                 SPECIFICATION            DAVIES TEST METHODS
      PRODUCT             (REVISION DATE)  (EFFECTIVE DATE/ REVISION LEVEL)    (SPECIFICATION NO./         (TEST METHOD NUMBER)
                                                                                 REVISION DATE)
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       9/19/96                8-5-96, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       5/04/95               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       9/27/94               4-28-98, Rev B            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                      10/07/94                6-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       9/18/96                6-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       3/28/95                5-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       7-10-98                5-1-97, Rev A            [     ]                            101, 300
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       5/04/95               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                        7/5/94                 8-5-96, Rev A           [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                        2/1/93                10-1-97, Rev A           [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                        7/5/93                10-1-97, Rev A           [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                        7/6/94                10-1-97, Rev A           [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       7/16/93               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       9/27/94               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                      11/18/93               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       5/16/96               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                        7/6/94                10-1-97, Rev A           [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                        7/6/94                10-1-97, Rev A           [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       8/23/96               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       8/23/96               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       8/23/96               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       9/18/96               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       8/23/96               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       1/12/96               10-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       1/12/96                5-1-97, Rev A            [     ]                       101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       5/04/95               4-28-98, Rev B            [     ]                    101, 200, 300, 302, 600
----------------------------------------------------------------------------------------------------------------------------------
[     ]                     12-June-98               8-5-96, Rev A            [     ]                    101, 200, 300, 302, 600
----------------------------------------------------------------------------------------------------------------------------------
[     ]                        5/4/95                4-28-98, Rev B           [     ]                    101, 200, 300, 302, 600
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       5/13/97               10-1-97, Rev A            [     ]                       101, 200, 300, 302
[     ]
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       7/11/97                5-1-97, Rev A            [     ]                    101, 200, 300, 302, 400,
[     ]                                                                                                          600, 606
----------------------------------------------------------------------------------------------------------------------------------
[     ]                       5/17/96                     N/A                 [     ]                    101, 200, 300, 302, 500
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
[     ]                                                                       [     ]
----------------------------------------------------------------------------------------------------------------------------------
[     ]                      5/17/96                8-5-96, Rev A             [     ]                   101, 200, 300, 302, 500
----------------------------------------------------------------------------------------------------------------------------------
[     ]                      3/21/96                     N/A                  [     ]                  101, 200, 300, 302, 500
----------------------------------------------------------------------------------------------------------------------------------
[     ]                      5/23/96                8-5-96, Rev A             [     ]                  101, 200, 300, 302, 501
----------------------------------------------------------------------------------------------------------------------------------
[     ]                      7/02/96                5-1-97, Rev A             [     ]                  101, 200, 300, 302, 501
----------------------------------------------------------------------------------------------------------------------------------
[     ]                      9/19/96                8-5-96, Rev A             [     ]                  101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------
[     ]                     12/18/96                8-5-96, Rev A             [     ]                  101, 200, 300, 302
---------------------------------------------------------------------------------------------------------------------------------
[     ]                      9/19/96                8-5-96, Rev A             [     ]                  101, 200, 300, 302
----------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE B

                                    Prices




--------------------------------------------------------------------------------------------------------------------------
CONVERSIONS CHARGES:
--------------------
--------------------------------------------------------------------------------------------------------------------------
Product                                   Weight per 55-gal. Drum                                       Price/Lb., F.O.B.
-------                                   -----------------------                                       -----------------
                                                                                                              Hammond, IN
                                                                                                              -----------
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   516                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   500                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   491                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   531                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   505                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   506                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   492                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   548                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   509                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   516                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   506                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   500                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   499                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   500                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   500                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   500                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   500                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   500                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   548                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   492                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   495                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   492                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   613                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   489                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   493                                                                      $[     ]
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
[     ]                                   536                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   536                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   531                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   504                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   489                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   480                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   480                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   480                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   480                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   480                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   516                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------
[     ]                                   515                                                                    $[     ]
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS CHARGES:
----------------------
--------------------------------------------------------------------------------------------------------------------------

Monthly Storage                           $[     ]
--------------------------------------------------------------------------------------------------------------------------

Monthly Equipment Maintenance             $[     ]
--------------------------------------------------------------------------------------------------------------------------

Sample preparation
   25 or less                             $[     ]
   over 25                                $[     ]
--------------------------------------------------------------------------------------------------------------------------

Hazardous Material Labeling Charge        $[     ]
--------------------------------------------------------------------------------------------------------------------------

Dangerous Goods Preparation               $[     ]
--------------------------------------------------------------------------------------------------------------------------

Palletizing with 6-way bands              $[     ]
--------------------------------------------------------------------------------------------------------------------------

Pallets for Bracing Intel Tote Loads      $[     ]
--------------------------------------------------------------------------------------------------------------------------

Drum Condoms
   single                                 $[     ]
   double                                 $[     ]
--------------------------------------------------------------------------------------------------------------------------

Power Washing
  Regular                                 $[     ]
  Wash and Insert Dip-Tubes               $[     ]
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

Aurora Delivery via Davies truck          $[     ]
--------------------------------------------------------------------------------------------------------------------------

Recertify Totes and install
certification placard                     $[     ]
--------------------------------------------------------------------------------------------------------------------------

Install metal [     ] on totes            $[     ]
--------------------------------------------------------------------------------------------------------------------------

Rebills                                   $[     ] per invoice
--------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE C

                                   Asset List
                        Cabot Owned Equipment at Davies*
                                    10/27/98

        *The parties agree that this schedule is substantially accurate as of October 27, 1998, but that greater detail, and any assets inadvertently left off the list, will be added within a reasonable time after execution of the agreement

---------------------------------------------------------------------------------------------------------
                 DESCRIPTION                                                              QUANTITY
---------------------------------------------------------------------------------------------------------
10,000 pound Cardinal Scale                                                                  1
---------------------------------------------------------------------------------------------------------
500 pound scale                                                                              1
---------------------------------------------------------------------------------------------------------
75 pound scale                                                                               1
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      5
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      5
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      10
---------------------------------------------------------------------------------------------------------
Clean filling room                                                                           2
---------------------------------------------------------------------------------------------------------
36,000 BTU air conditioners                                                                  4
---------------------------------------------------------------------------------------------------------
24,000 BTU air conditioners                                                                  2
---------------------------------------------------------------------------------------------------------
200,000 BTU furnaces                                                                         2
---------------------------------------------------------------------------------------------------------
York air handler                                                                             2
---------------------------------------------------------------------------------------------------------
Stainless steel power washers                                                                5
---------------------------------------------------------------------------------------------------------
Brass power washer                                                                           1
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      1
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      1
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      3
---------------------------------------------------------------------------------------------------------
Single housing filter unit                                                                   8
---------------------------------------------------------------------------------------------------------
Double housing filter units                                                                  5
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      1
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      1
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      1
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      1
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      1
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      3
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      6
---------------------------------------------------------------------------------------------------------
Bag dump/compactor units                                                                     4
---------------------------------------------------------------------------------------------------------
RO equipment only (excludes instrumentation)                                                 1
---------------------------------------------------------------------------------------------------------
Mettler Toledo density meter                                                                 1
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      1
---------------------------------------------------------------------------------------------------------
Weber label printers                                                                         2
---------------------------------------------------------------------------------------------------------
VWR lab oven                                                                                 1
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
[     ]                                                                                      1
---------------------------------------------------------------------------------------------------------
[     ]                                                                                      2
---------------------------------------------------------------------------------------------------------
And lab balance                                                                              1
---------------------------------------------------------------------------------------------------------


                                       2